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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                   FORM  8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          August 31, 1999




                           UNUMPROVIDENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-11834                  62-1598430
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(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)



                              2211 CONGRESS STREET
                            PORTLAND, MAINE  04122
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                    (Address of principal executive offices)
                                   (Zip Code)



                                (207) 770-2211
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              (Registrant's telephone number, including area code)



                                Not Applicable
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)
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                           UNUMProvident Corporation



                                     INDEX


                                                                            PAGE

Item 5. Other Events                                                          3

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits    4

        (c) Exhibits

            Exhibit 23.1 Consent of Ernst & Young LLP,
                         Independent Auditors

            Exhibit 23.2 Acknowledgement of Ernst & Young LLP,
                         Independent Auditors

            Exhibit 27.1 Restated Financial Data Schedule
                         (for SEC use only)

            Exhibit 27.2 Restated Financial Data Schedule
                         (for SEC use only)

            Exhibit 27.3 Restated Financial Data Schedule
                         (for SEC use only)

            Exhibit 27.4 Restated Financial Data Schedule
                         (for SEC use only)

            Exhibit 99.1 Financial Statements as of December 31, 1998
                         and 1997 and for the Years Ended December 31, 1998, 1997, and 1996, including the Auditors' Reports thereon.

            Exhibit 99.2 Selected Financial Data

            Exhibit 99.3 Management's Discussion and Analysis of
                         Financial Condition as of December 31, 1998 and 1997 and Results of Operations for the Years Ended December 31, 1998, 1997, and 1996.

            Exhibit 99.4 Financial Statement Schedules

            Exhibit 99.5 Financial Statements as of March 31, 1999
                         and December 31, 1998 and for the Three Months Ended March 31, 1999 and 1998, including the Auditor's Review Report thereon.

            Exhibit 99.6 Management Discussion and Analysis of
                         Financial Condition as of March 31, 1999 and December 31, 1998 and Results of Operations for the Three Months Ended March 31, 1999 and 1998.

                                       2

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Item 5.  Other Events

     On June 30, 1999, UNUM Corporation (UNUM) merged with and into Provident Companies, Inc. (Provident) under the name UNUMProvident Corporation. The merger was accounted for as a pooling of interests. Although the consummation date of the merger was subsequent to the date of these financial statements, the historical financial results presented herein as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6 give effect to the merger as if it had been completed at the beginning of the earliest period presented. UNUMProvident Corporation filed its Form 10-Q for the quarterly period ended June 30, 1999 on a combined basis.



                                       3

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          The following exhibits are being filed with this Form 8-K:

          (c)  Exhibits.

               Exhibit 23.1 Consent of Ernst & Young LLP, Independent Auditors

               Exhibit 23.2 Acknowledgement of Ernst & Young LLP, Independent
                            Auditors

               Exhibit 27.1 Restated Financial Data Schedules (for SEC use only)

               Exhibit 27.2 Restated Financial Data Schedule (for SEC use only)

               Exhibit 27.3 Restated Financial Data Schedule (for SEC use only)

               Exhibit 27.4 Restated Financial Data Schedule (for SEC use only)

               Exhibit 99.1 Financial Statements as of December 31, 1998
                            and 1997 and for the Years Ended December 31, 1998, 1997, and 1996, including the Auditors' Reports thereon.

               Exhibit 99.2 Selected Financial Data

               Exhibit 99.3 Management's Discussion and Analysis of
                            Financial Condition as of December 31, 1998 and 1997 and Results of Operations for the Years Ended December 31, 1998, 1997, and 1996.

               Exhibit 99.4 Financial Statement Schedules

               Exhibit 99.5 Financial Statements as of March 31, 1999
                            and December 31, 1998 and for the Three Months Ended March 31, 1999 and 1998, including the Auditor's Review Report thereon.


               Exhibit 99.6 Management Discussion and Analysis of
                            Financial Condition as of March 31, 1999
                            And December 31, 1998 Results of Operations for the Three Months Ended March 31, 1999 and 1998.


                                       4
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNUMProvident Corporation
                                 (Registrant)



Date:  August 31, 1999           /s/ J. Harold Chandler
                                 -----------------------
                                 J. Harold Chandler
                                 President and Chief Operating Officer


Date:  August 31, 1999           /s/ Thomas R. Watjen
                                 -----------------------
                                 Thomas R. Watjen
                                 Executive Vice President - Finance
                                 (principal financial officer)


Date:  August 31, 1999           /s/ Robert E. Broatch
                                 -----------------------
                                 Robert E. Broatch
                                 Senior Vice President and Chief Financial
                                 Officer (chief accounting officer)


                                       5